--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 10549

                              --------------------



                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934



                  Filed by the Registrant                     [X]
                  Filed by a Party other than the Registrant  [ ]

                  Check the appropriate box:
                  [ ]      Preliminary Proxy Statement
                  [ ]      Confidential, for Use of the Commission Only
                           (as permitted by Rule 14a-6(e)(2))
                  [X]      Definitive Proxy Statement
                  [ ]      Definitive Additional Materials
                  [ ]      Soliciting Material Pursuant to Section 240.14a-11(c)
                           or Section 240.14a-12



                            ACRES GAMING INCORPORATED
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



--------------------------------------------------------------------------------

                           ACRES GAMING INCORPORATED
                             815 N.W. NINTH STREET
                            CORVALLIS, OREGON 97330

                                OCTOBER 12, 1998

Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Acres Gaming Incorporated (the "Company").

Place:  Company Headquarters
        815 NW 9th Street
        Corvallis, OR 97330
Date:   Wednesday, November 18, 1998
Time:   3:00 p.m. local time

     The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

     The principal business to be transacted at the Annual Meeting will be election of directors and ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999. The Board of Directors recommends that stockholders vote for election of the nominated directors and ratification of Arthur Andersen LLP as the Company's independent public accountants.

     We know that many of our stockholders will be unable to attend the Annual Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                          Sincerely,

                                          Robert W. Brown
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

                                   IMPORTANT

A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED

                           ACRES GAMING INCORPORATED
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 18, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Acres Gaming Incorporated, a Nevada corporation (the "Company"), will be held on Wednesday, November 18, 1998, at 3:00 p.m. local time, at Company Headquarters, 815 NW 9th Street, Corvallis, OR 97330 for the following purposes:

          1. To elect five (5) directors to the Company's Board of Directors.

          2. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1999.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on September 30, 1998, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE ANNUAL MEETING.

                                          By Order of the Board of Directors

                                          Robert W. Brown
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

Corvallis, Oregon
October 12, 1998

                           ACRES GAMING INCORPORATED
                             815 N.W. NINTH STREET
                            CORVALLIS, OREGON 97330
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, NOVEMBER 18, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished by the Board of Directors of Acres Gaming Incorporated, a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 3:00 p.m. local time, on Wednesday, November 18, 1998, at Company Headquarters, 815 NW 9th Street, Corvallis, OR 97330.

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about October 12, 1998.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of the Company's Common Stock and Series A Convertible Preferred Stock at the close of business on September 30, 1998, are entitled to notice of and to vote at the Annual Meeting. On that date, 8,913,281 shares of the Company's Common Stock (the "Outstanding Shares") and 519,481 shares of Series A Convertible Preferred Stock (the "Preferred Stock") were outstanding.

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby has been or will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, bank nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of the Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

QUORUM AND VOTING

     Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the Outstanding Shares, must be present in person or by proxy for the transaction of business. If a quorum is present:

          (i) each nominee for election to the Board of Directors to be voted on by the Outstanding Shares will be elected by a plurality of the votes cast by holders of the Outstanding Shares;

          (ii) the appointment of Arthur Andersen, LLP, will be ratified if this proposal receives the affirmative vote of a majority of the Outstanding Shares represented at the meeting.

     Abstentions and other non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but have no effect on the determination of whether a plurality exists with respect to a given nominee. An abstention or other non-vote has the effect of a vote against a proposal. Proxies and ballots will be received and tabulated by Norwest Bank Minnesota, N.A., the Company's transfer agent.

REVOCABILITY OF PROXIES

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked prior to its exercise by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not constitute a revocation of a proxy.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" (i) election of each of the nominees to the Board of Directors named in this Proxy Statement; and (ii) ratification of the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1999. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of not less than one nor more than 15 members. The Board of Directors currently consists of five members. Members of the Board of Directors are elected for a term of one year or until their successors are elected.

     The Board of Directors has nominated John F. Acres, Jo Ann Acres, Richard
A. Carone, Floyd W. Glisson and Donald J. Massaro to serve as directors of the Company (the "Common Stock Nominees"). Unless authority is withheld, all proxies received in response to this solicitation will be voted for the election of each Common Stock Nominee. If any Common Stock Nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

     International Game Technology ("IGT") is the owner of all of the 519,481 outstanding shares of the Preferred Stock. During fiscal 1998, the Company's sales to IGT amounted to approximately $13.1 million or 75% of the Company's revenues. So long as there are 130,000 shares of Preferred Stock outstanding, holders of Preferred Stock have the right to elect one director (the "Preferred Stock Director"). Albert J. Crosson, who served as the Preferred Stock Director, resigned from the Board of Directors in September 1998. IGT has indicated it does not currently plan to nominate a replacement Preferred Stock Director. Holders of the Preferred Stock do not have voting rights with respect to other directors, or on any other matter scheduled to come before the meeting.

     Information about the Common Stock Nominees and Other Management Personnel:

                                                                                      DIRECTOR
             NAME                       POSITIONS WITH THE COMPANY             AGE     SINCE
             ----                       --------------------------             ---    --------
John F. Acres                   Chairman of the Board of Directors             44      1985
Jo Ann Acres                    Director                                       44      1997
Richard A. Carone               Director                                       50      1997
Floyd W. Glisson                President, Chief Executive Officer and         51      1997
                                Director
Donald J. Massaro               Director                                       54      1998
Robert W. Brown                 Executive Vice President, Chief Financial      43       N/A
                                Officer, Treasurer and Secretary

     John F. Acres, the founder of the Company, has served as a director of the Company since its inception in 1985. Mr. Acres served as Chief Executive Officer from January 1985 until July 1998. He also served as

President of the Company from January 1985 to January 1996 and from February 1998 to July 1998 and as Secretary from January 1985 to January 1997. Mr. Acres has been involved in the gaming industry since 1972, and has designed slot data collection systems, player tracking systems, and equipment for progressive jackpot systems that are widely used in the industry.

     Jo Ann Acres. Mrs. Acres was the office manager and accountant of the Company from 1991 to June 1993. Since 1993, Mrs. Acres has been a private investor. Mrs. Acres is married to Mr. Acres.

     Richard A. Carone. Mr. Carone has been general manager of Accufab Systems, a robotics company based in Corvallis, Oregon since 1985.

     Floyd W. Glisson became President and Chief Executive Officer of the Company in July 1998. Mr. Glisson was senior vice president, finance and administration and chief financial officer for ConAgra Grocery Products Company, a unit of ConAgra, Inc., from June 1993 to July 1998.

     Donald J. Massaro was elected to the Board of Directors effective October 1, 1998. From 1995 to September 1998, Mr. Massaro was President and Chief Executive Officer of Silicon Gaming Inc., a manufacturer of gaming machines. Mr. Massaro was Executive Vice President and General Manager of Worldwide Sales and Marketing for Conner Peripherals Inc., a disk drive manufacturer, from July 1994 to May 1995. From January 1991 to June 1994, Mr. Massaro was Chief Executive Officer of Inversion Development Corporation, a manufacturer of environmental products.

     Robert W. Brown joined the Company in July 1993 as Chief Financial Officer and Treasurer. He was elected Executive Vice President and Secretary in January 1997. Mr. Brown is a certified public accountant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

BOARD ACTIONS AND COMPENSATION OF DIRECTORS

     During the fiscal year ended June 30, 1998, the Board of Directors met seven times. Each meeting was attended by all directors.

     Non-employee directors receive an annual fee of $7,500 and $1,000 per board meeting or committee meeting (other than meetings held in connection with a board meeting) plus expenses. Non-employee directors also receive options to purchase 7,500 shares of the Company's Common Stock at a price equal to fair market value on the date they are first elected to the board; 25 percent of those options vest immediately; the balance over three years. In addition, non-employee directors are granted options to purchase an additional 2,500 shares of Common Stock at each annual meeting of stockholders after such director has served a full year. Those options vest over three years on the same basis as the initial option grants. Mr. Massaro will receive an option to purchase 7,500 shares of the Company's Common Stock and Mrs. Acres and Mr. Carone will each receive options to purchase 2,500 shares of the Company's Common Stock in connection with the 1998 annual meeting of stockholders. Mr. Crosson never received any compensation from the Company for his services as a director.

                             MANAGEMENT INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information for each of the fiscal years ended June 30, 1998, 1997 and 1996 regarding compensation accrued or paid to the Company's Chief Executive Officer and each officer who accrued or was paid compensation in excess of $100,000 in the fiscal year ended June 30, 1998 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                   ANNUAL COMPENSATION
                                                               ----------------------------     ALL OTHER
           NAME AND PRINCIPAL POSITION                         YEAR     SALARY      BONUS      COMPENSATION
           ---------------------------                         ----    --------    --------    ------------
John F. Acres.................................................  1998    $300,000          --
  Chairman and Chief Executive Officer(1)                       1997    $250,000    $132,867
                                                                1996    $180,000          --
Robert W. Brown...............................................  1998    $115,833          --
  Executive Vice President, Chief Financial Officer             1997    $107,500          --
  Treasurer and Secretary                                       1996    $100,000          --
Joseph A. Huseonica...........................................  1998    $103,893          --      $84,375(2)
  Chief Operating Officer, President and Director(2)            1997    $200,000    $ 25,000
                                                                1996    $ 87,500    $ 25,000

---------------
(1) In July 1998, Mr. Glisson was elected as the Company's President and Chief Executive Officer relieving Mr. Acres of these duties.

(2) Mr. Huseonica's employment with the Company terminated in December 1997. The amount included in "All Other Compensation" represents compensation paid to Mr. Huseonica upon his termination.

                      OPTION GRANTS IN LATEST FISCAL YEAR

     No options were granted to, or exercised by, the Named Executive Officers during the fiscal year ended June 30, 1998. The following table sets forth the number of securities underlying unexercised options and the value of unexercised in-the-money options at fiscal year end.

                    AGGREGATED FISCAL YEAR END OPTION VALUES

                                NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN-THE-MONEY
                                 UNEXERCISED OPTIONS AT FY-END             OPTIONS AT FY-END
             NAME                  EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE(1)
             ----               -------------------------------    ---------------------------------
John F. Acres.................      106,664/53,336                     $159,996/$80,004
Robert W. Brown...............      113,950/51,050                     $120,891/$1,809
Joseph A. Huseonica...........        113,300/0                          $116,625/$0

---------------
(1) The market price of the Company's Common Stock was $5.00 at June 30, 1998.

RETIREMENT SAVINGS PLAN

     The Company maintains a profit sharing and savings plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), which allows employees to contribute up to 15 percent of their pre-tax income to the 401(k) Plan. The 401(k) Plan includes a discretionary matching contribution by the Company and provides that the Company may make an additional discretionary contribution out of profits at the end of any year. The Company has not made any discretionary matching contributions nor any additional discretionary contributions under the 401(k) Plan.

STOCK OPTIONS

     The Acres Gaming Incorporated 1993 Stock Option and Incentive Plan (the "1993 Plan") was adopted by the Board of Directors of the Company and approved by the stockholders in 1993. The 1993 Plan permits the granting of awards to employees and consultants of the Company in the form of stock options and grants of restricted stock. Stock options granted under the 1993 Plan may be "incentive stock options" meeting the requirement of Section 422 of the Code or non-qualified options which do not meet the requirements of Section 422. A total of 1,750,000 shares of the Company's Common Stock has been reserved for issuance pursuant to awards granted under the 1993 Plan. As of August 31, 1998, an aggregate of 1,338,575 shares were subject to outstanding stock options, and 158,275 shares were available for grant. The exercise prices for currently outstanding stock options range from $3.00 to $16.88 per share. Options for 253,150 shares have been exercised under the 1993 Plan. No grants of restricted stock have been made under the 1993 Plan.

     The 1993 Plan is administered by the Compensation Committee of the Board of Directors. The 1993 Plan gives broad powers to the Committee to administer and interpret the 1993 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted. Options may be granted pursuant to the 1993 Plan through July 2003. The 1993 Plan may be terminated earlier by the Board of Directors in its sole discretion.

EMPLOYMENT CONTRACTS

     The Company entered into an employment agreement with Mr. John F. Acres effective July 1, 1996 (the "Acres Employment Agreement"). The initial term of the Acres Employment Agreement runs through June 30, 2001, subject to prior termination. The Company may terminate Mr. Acres' employment for cause at any time. After February 1, 1999, either the Company or Mr. Acres may terminate Mr. Acres' employment without cause. Mr. Acres may terminate employment in the event of certain breaches by the Company or in the event of certain changes in control of the Company or changes in the Company's business. The Base Salary for the fiscal year ended June 30, 1998 is $300,000 and escalates at the rate of $50,000 per year thereafter. The Acres Employment Agreement also provides for bonuses based upon the Company's pre-tax income, the thresholds for which escalate from year to year. The Acres Employment Agreement provides that during his employment and upon termination, provided the Company makes certain termination payments to Mr. Acres, Mr. Acres will not, directly or indirectly, be connected in any manner with any business that competes with the Company or solicit or entice or divert any customer or supplier from the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a standing Audit Committee and a Compensation Committee but no Nominating Committee. In fiscal 1998, the Audit Committee consisted of Mr. Glisson, Chairman, and Mr. Crosson and the Compensation Committee consisted of Mr. Carone, Chairman, and Mr. Glisson. Upon his election as President, Mr. Glisson resigned from the Audit Committee and the Compensation Committee. The Audit Committee currently consists of Mr. Massaro, Chairman, and Mr. Carone. The Compensation Committee currently consists of Mr. Carone, Chairman, and Mr. Massaro.

     The Audit Committee reviews and makes recommendations to the Board regarding services provided by the independent accountants, reviews with the independent accountants the scope and results of their annual examination of the Company's consolidated financial statements and any recommendations they may have, and makes recommendations to the Board with respect to the engagement or discharge of the independent accountants. The Audit Committee also reviews the Company's procedures with respect to maintaining books and records, the adequacy and implementation of internal auditing, accounting and financial controls, and the Company's policies concerning financial reporting and business practices. The Audit Committee met once in fiscal 1998.

     The Compensation Committee makes recommendations to the Board regarding officers' compensation, management incentive compensation arrangements and administers the Company's Stock Option and Incentive Plan. The Compensation Committee met four times in fiscal 1998.

REPORT ON EXECUTIVE COMPENSATION

     The underlying objectives of the Company's compensation strategy are to attract and retain the best possible executive talent, to motivate those executives to achieve optimum operating performance for the Company, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions as well as overall business results. There are three components to the Company's executive compensation: base salary, long-term incentives in the form of stock options, and incentive (bonus) payments.

     Base Salary. Base salary for each executive officer, other than those for Mr. Acres and Mr. Huseonica, was subjectively determined by an assessment of his or her sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, and current salary in relation to salary levels for comparable positions in the industry, based on the Company's general awareness of such salary levels. Mr. Huseonica's base salary was based on his employment agreement entered into in January 1996. Mr. Acres' compensation is based on his employment contract entered into effective July 1, 1996.

     Long-Term Incentives. Stock options have been granted to the Chairman and other executive officers to encourage management of the Company from the perspective of an owner with an equity interest in the Company. Vesting is used to encourage key employees to continue in the employ of the Company.

     Annual Incentives. Mr. Acres' employment contract provides for bonuses, the thresholds for which escalate from year to year. Under his employment agreement, Mr. Huseonica was eligible to receive a performance bonus targeted at $50,000 per year upon successful completion of certain objectives agreed upon by Mr. Huseonica and the Board of Directors.

                                          Compensation Committee Chairman

                                          Richard A. Carone
                                          Floyd W. Glisson

PERFORMANCE GRAPH

     The following graph compares total cumulative return to holders of the Company's Common Stock with the cumulative total return of the Nasdaq US Stock Market and a peer group index created by the Company for the period beginning October 27, 1993, the first trading day of the Common Stock, and ending June 30, 1998. The Company uses a peer group (the "Peer Group") which consists of the following companies: Shuffle Master, Alliance Gaming Corporation, Casino Data Systems, International Game Technology, Mikohn Gaming Corporation, WMS Industries, Anchor Gaming and Innovative Gaming Corp. of America.

                               PERFORMANCE GRAPH

                                      ACRES GAMING                          NASDAQ COMPOSITE
                                      INCORPORATED         PEER GROUP             (US)
10/27/93                                 100.00              100.00              100.00
6/30/94                                  110.00               55.00               91.46
6/30/95                                  155.00               52.00              120.93
6/30/96                                  187.50              100.00              153.52
6/30/97                                  174.99              119.00              186.83
6/30/98                                  100.00              166.13              245.47

     Assumes $100 invested in the Company's Common Stock (at the initial public offering price of $5.00 per share), the Nasdaq US Stock Market and the Peer Group, with all dividends reinvested. Stock price shown above for the Common Stock is historical and not necessarily indicative of future price performance.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers, directors and persons who own more than 10 percent of the Common Stock of the Company file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company on Form 4 and Form 5. Officers, directors and holders of more than 10 percent of the Company's Common Stock are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representation that no other reports are required, during the

1998 fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with by such persons.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock by each director of the Company, by each Named Executive Officer, by all directors and executive officers of the Company as a group, and by each stockholder who is known by the Company to own more than 5 percent of the Company's Common Stock as of August 31, 1998.

                                                        NUMBER OF SHARES         PERCENT OF
                  BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)    OUTSTANDING(2)
                  ----------------                    ---------------------    --------------
John F. Acres.......................................        2,252,378(3)            25.1%
Jo Ann Acres........................................        2,252,378(3)            25.1
Richard A. Carone...................................           18,750(4)               *
Floyd W. Glisson....................................          129,749(5)             1.5
Donald J. Massaro...................................           10,000                  *
Joseph A. Huseonica.................................          118,450(6)             1.3
Robert W. Brown.....................................          115,950(7)             1.3
All directors and executive officers as a group (7
  persons)..........................................        2,645,277(8)            28.6
IGT.................................................        1,179,895(9)            11.8
Wanger Asset Management, L.P........................          481,500(10)            5.5

---------------
  *  Less than 1%.

 (1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire such security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to such options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

 (2) Based on 8,819,981 shares outstanding at August 31, 1998.

 (3) Includes 1,838,866 shares held by a revocable trust established by Mr. Acres and Mrs. Acres, with respect to which Mr. Acres and Mrs. Acres have shared voting and shared dispositive powers. Also includes 276,432 shares beneficially owned by Mr. Acres and Mrs. Acres' children who reside in their household, with respect to which Mr. Acres and Mrs. Acres have no voting or dispositive powers. Includes 133,330 shares subject to options exercisable by Mr. Acres and 3,750 shares exercisable by Mrs. Acres within 60 days of October 1, 1998.

 (4) Includes 3,750 shares subject to options exercisable within 60 days of October 1, 1998.

 (5) Includes 81,000 shares owned jointly with Mr. Glisson's wife as trustees of the Glisson Family Trust, with respect to which Mr. Glisson has shared voting and shared dispositive powers and 48,749 shares subject to options exercisable by Mr. Glisson within 60 days of October 1, 1998.

 (6) Includes 5,000 shares owned jointly with Mr. Huseonica's wife, with respect to which Mr. Huseonica has shared voting and shared dispositive powers and 150 shares held by Mr. Huseonica as custodian for Mr. Huseonica's minor grandchildren with respect to which he has sole voting and dispositive powers. Includes 113,300 shares subject to options exercisable within 60 days of October 1, 1998.

 (7) Includes 2,000 shares Mr. Brown holds as trustee for the benefit of his minor children, with respect to which he has sole voting and dispositive powers. Includes 113,950 shares subject to options exercisable within 60 days of October 1, 1998.

 (8) Includes 416,829 shares subject to options exercisable within 60 days of October 1, 1998.

 (9) Shares issuable on conversion of Series A Convertible Preferred Stock owned by IGT based on the conversion price in effect on August 31, 1998.

(10) This information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 1998, by Wanger Asset Management, L.P., and its general partner, Wanger Asset Management Ltd.

                     PROPOSAL NO. 2 -- RATIFICATION OF THE
                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors recommends that the stockholders ratify the appointment of Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for the fiscal year ending June 30, 1999. The firm of Arthur Andersen LLP has served as the Company's public accountants since 1993. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

                           PROPOSALS OF SHAREHOLDERS

     Any stockholder wishing to have a proposal considered for inclusion in the proxy materials for the Company's 1999 Annual Meeting of Stockholders must set forth such proposal in writing and file it with the Secretary of the Company no later than June 12, 1999. In addition, if the Company receives notice of a shareholder proposal after August 15, 1999, the persons named as proxies in the proxy statement and accompanying proxy will have discretionary authority to vote on that shareholder proposal.

                                 OTHER BUSINESS

     At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

     The Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1998, transmitted with the Proxy Statement, are hereby incorporated by reference. No other portions of the Annual Report shall be deemed incorporated herein.

                             FINANCIAL INFORMATION

     THE COMPANY'S 1998 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1998 MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, ACRES GAMING INCORPORATED, 815 NW NINTH STREET, CORVALLIS, OREGON 97330.

                                          By Order of the Board of Directors

                                          Robert W. Brown
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

October 12, 1998

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 18, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Floyd W. Glisson and John F. Acres, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Acres Gaming Incorporated held of record by the undersigned on September 30, 1998, at the Annual Meeting of Stockholders to be held on November 18, 1998 or at any adjournment thereof.

    1.ELECTION OF DIRECTORS. Election of the following nominees to serve as directors each for a one-year term or until his or her successor is duly elected.

                          [ ] FOR
(a)  JOHN F. ACRES        nominee           [ ] WITHHOLD AUTHORITY to vote for nominee

                          [ ] FOR
(b)  JO ANN ACRES         nominee           [ ] WITHHOLD AUTHORITY to vote for nominee

                          [ ] FOR
(c)  RICHARD A. CARONE    nominee           [ ] WITHHOLD AUTHORITY to vote for nominee

                          [ ] FOR
(d)  FLOYD W. GLISSON     nominee           [ ] WITHHOLD AUTHORITY to vote for nominee

                          [ ] FOR
(e)  DONALD J. MASSARO    nominee           [ ] WITHHOLD AUTHORITY to vote for nominee

--------------------------------------------------------------------------------

    2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999.

                      [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEM 2.

                                              Please sign below exactly as your
                                              name appears on your stock
                                              certificate. When shares are held
                                              jointly, each person should sign.
                                              When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. An authorized
                                              person should sign on behalf of
                                              corporations, partnerships and
                                              associations and give his or her
                                              title.

                                              Dated:   , 1998

                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature if held jointly

    YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.